Special Shareholder Meeting (Unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Classic Value Mega Cap Fund held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on:

Proposal 1:	Election of eleven Trustees as members of the Board of Trustees of John Hancock Funds III (the “Trust”).

PROPOSAL 1 PASSED ON APRIL 16, 2009.

1. Election of eleven Trustees as members of the Board of Trustees of the Trust:
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
James R. Boyle
Affirmative	112,408,616.1493	77.575%	97.304%
Withhold	3,114,326.8437	2.149%	2.696%
TOTAL	115,522,942.9930	79.724%	100.000%
John G. Vrysen
Affirmative	112,480,199.9587	77.624%	97.366%
Withhold	3,042,743.0343	2.100%	2.634%
TOTAL	115,522,942.9930	79.724%	100.000%
James F. Carlin
Affirmative	112,259,975.1628	77.472%	97.175%
Withhold	3,262,967.8302	2.252%	2.825%
TOTAL	115,522,942.9930	79.724%	100.000%
William H. Cunningham
Affirmative	112,253,704.1408	77.468%	97.170%
Withhold	3,269,238.8522	2.256%	2.830%
TOTAL	115,522,942.9930	79.724%	100.000%
Deborah Jackson
Affirmative	112,395,713.3428	77.566%	97.293%
Withhold	3,127,229.6502	2.158%	2.707%
TOTAL	115,522,942.9930	79.724%	100.000%
Charles L. Ladner
Affirmative	112,091,109.2301	77.356%	97.029%
Withhold	3,431,833.7629	2.368%	2.971%
TOTAL	115,522,942.9930	79.724%	100.000%
Stanley Martin
Affirmative	112,267,136.7746	77.477%	97.182%
Withhold	3,255,806.2184	2.247%	2.818%
TOTAL	115,522,942.9930	79.724%	100.000%
Patti McGill Peterson
Affirmative	112,416,470.1337	77.580%	97.311%
Withhold	3,106,472.8593	2.144%	2.689%
TOTAL	115,522,942.9930	79.724%	100.000%

			% of Outstanding	% of Shares
		No. of Shares	Shares	Present
John A. Moore
Affirmative		112,283,693.9656	77.489%	97.196%
Withhold		3,239,249.0274	2.235%	2.804%
TOTAL		115,522,942.9930	79.724%	100.000%
Steven R. Pruchansky
Affirmative		112,266,792.4295	77.477%	97.181%
Withhold		3,256,150.5635	2.247%	2.819%
TOTAL		115,522,942.9930	79.724%	100.000%
Gregory A. Russo
Affirmative		112,438,449.5932	77.596%	97.330%
Withhold		3,084,493.3998	2.129%	2.670%
TOTAL		115,522,942.9930	79.725%	100.000%

Proposal 2: To approve amendments to the Advisory Agreement between John Hancock Funds III and John Hancock
Investment Management Services, LLC.

PROPOSAL 2 PASSED ON April 16, 2009.

2.	Approval of a new form of Advisory Agreement between the Trust and John Hancock Investment Management
Services, LLC (all Funds).
			% of Outstanding	% of Shares
		No. of Shares	Shares	Present
Affirmative		668,656.2060	59.180%	69.783%
Against		188.0000	.017%	.020%
Abstain		.0000	.000%	.000%
Broker Non-Vote		289,342.0000	25.608%	30.197%
TOTAL		958,186.2060	84.805%	100.000%

Proposal 3: To approve the following changes to fundamental investment restrictions:

PROPOSALS 3A, 3C-3H PASSED ON APRIL 16, 2009.

3.	Approval of the following changes to the Fund’s fundamental investment restrictions:
			% of Outstanding	% of Shares
		No. of Shares	Shares	Present

3A.	Revise: Concentration
Affirmative		668,656.2060	59.180%	69.783%
Against		188.0000	.017%	.020%
Abstain		.0000	.000%	.000%
Broker Non-Vote		289,342.0000	25.608%	30.197%
TOTAL		958,186.2060	84.805%	100.000%

3C.	Revise: Underwriting
Affirmative		668,462.7800	59.163%	69.763%
Against		188.0000	.017%	.020%
Abstain		193.4260	.017%	.020%
Broker Non-Vote		289,342.0000	25.608%	30.197%
TOTAL		958,186.2060	84.805%	100.000%

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

3D. Revise: Real Estate
Affirmative	668,656.2060	59.180%	69.783%
Against	188.0000	.017%	.020%
Abstain	.0000	.000%	.000%
Broker Non-Vote	289,342.0000	25.608%	30.197%
TOTAL	958,186.2060	84.805%	100.000%

3E. Revise: Loans
Affirmative	668,656.2060	59.180%	69.783%
Against	188.0000	.017%	.020%
Abstain	.0000	.000%	.000%
Broker Non-Vote	289,342.0000	25.608%	30.197%
TOTAL	958,186.2060	84.805%	100.000%

3F. Revise: Senior Securities
Affirmative	668,656.2060	59.180%	69.783%
Against	188.0000	.017%	.020%
Abstain	.0000	.000%	.000%
Broker Non-Vote	289,342.0000	25.608%	30.197%
TOTAL	958,186.2060	84.805%	100.000%

3G. Eliminate: Margin Investment
Affirmative	668,078.2060	59.129%	69.723%
Against	766.0000	.068%	.080%
Abstain	.0000	.000%	.000%
Broker Non-Vote	289,342.0000	25.608%	30.197%
TOTAL	958,186.2060	84.805%	100.000%

3H. Eliminate: Short Selling
Affirmative	668,078.2060	59.129%	69.723%
Against	766.0000	.068%	.080%
Abstain	.0000	.000%	.000%
Broker Non-Vote	289,342.0000	25.608%	30.197%
TOTAL	958,186.2060	84.805%	100.000%

Proposal 4: Revision to the Trust’s merger approval requirements.

PROPOSAL 4 PASSED ON APRIL 16, 2009.

4. Revision to merger approval requirements.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	98,282,351.3830	67.826%	85.075%
Against	5,533,577.4118	3.819%	4.790%
Abstain	3,498,867.1982	2.415%	3.029%
Broker Non-Vote	8,208,606.0000	5.665%	7.106%
TOTAL	115,523,401.9930	79.725%	100.000%

Special Shareholder Meeting (Unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Growth Opportunities Fund held at 601 Congress Street, Boston, Massachusetts the purpose of considering and voting on:

Proposal 1:	Election of eleven Trustees as members of the Board of Trustees of John Hancock
Funds III (the “Trust”).

PROPOSAL 1 PASSED ON APRIL 16, 2009.

1. Election of eleven Trustees as members of the Board of Trustees of the Trust:
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
James R. Boyle
Affirmative	112,408,616.1493	77.575%	97.304%
Withhold	3,114,326.8437	2.149%	2.696%
TOTAL	115,522,942.9930	79.724%	100.000%
John G. Vrysen
Affirmative	112,480,199.9587	77.624%	97.366%
Withhold	3,042,743.0343	2.100%	2.634%
TOTAL	115,522,942.9930	79.724%	100.000%
James F. Carlin
Affirmative	112,259,975.1628	77.472%	97.175%
Withhold	3,262,967.8302	2.252%	2.825%
TOTAL	115,522,942.9930	79.724%	100.000%
William H. Cunningham
Affirmative	112,253,704.1408	77.468%	97.170%
Withhold	3,269,238.8522	2.256%	2.830%
TOTAL	115,522,942.9930	79.724%	100.000%
Deborah Jackson
Affirmative	112,395,713.3428	77.566%	97.293%
Withhold	3,127,229.6502	2.158%	2.707%
TOTAL	115,522,942.9930	79.724%	100.000%
Charles L. Ladner
Affirmative	112,091,109.2301	77.356%	97.029%
Withhold	3,431,833.7629	2.368%	2.971%
TOTAL	115,522,942.9930	79.724%	100.000%
Stanley Martin
Affirmative	112,267,136.7746	77.477%	97.182%
Withhold	3,255,806.2184	2.247%	2.818%
TOTAL	115,522,942.9930	79.724%	100.000%
Patti McGill Peterson
Affirmative	112,416,470.1337	77.580%	97.311%
Withhold	3,106,472.8593	2.144%	2.689%
TOTAL	115,522,942.9930	79.724%	100.000%
John A. Moore
Affirmative	112,283,693.9656	77.489%	97.196%
Withhold	3,239,249.0274	2.235%	2.804%
TOTAL	115,522,942.9930	79.724%	100.000%

			% of Outstanding	% of Shares
		No. of Shares	Shares	Present
Steven R. Pruchansky
Affirmative		112,266,792.4295	77.477%	97.181%
Withhold		3,256,150.5635	2.247%	2.819%
TOTAL		115,522,942.9930	79.724%	100.000%
Gregory A. Russo
Affirmative		112,438,449.5932	77.596%	97.330%
Withhold		3,084,493.3998	2.129%	2.670%
TOTAL		115,522,942.9930	79.724%	100.000%

Proposal 2: To approve amendments to the Advisory Agreement between John Hancock
Funds III and John Hancock Investment Management Services, LLC.

PROPOSAL 2 PASSED ON APRIL 16, 2009.

2.	Approval of a new form of Advisory Agreement between the Trust and John Hancock
Investment Management Services, LLC (all Funds).
			% of Outstanding	% of Shares
		No. of Shares	Shares	Present
Affirmative		1,707,466.6391	45.930%	77.222%
Against		83,953.5978	2.258%	3.797%
Abstain		104,926.6931	2.822%	4.745%
Broker Non-Vote		314,788.0000	8.468%	14.236%
TOTAL		2,211,134.9300	59.478%	100.000%

Proposal 3: To approve the following changes to fundamental investment restrictions:

PROPOSALS 3A, 3C-3H PASSED ON APRIL 16, 2009.

3.	Approval of the following changes to the Fund’s fundamental investment restrictions:
			% of Outstanding	% of Shares
		No. of Shares	Shares	Present

3A.	Revise: Concentration
Affirmative		1,573,815.5649	42.334%	71.178%
Against		189,457.9903	5.096%	8.568%
Abstain		133,074.3748	3.580%	6.018%
Broker Non-Vote		314,787.0000	8.468%	14.236%
TOTAL		2,211,134.9300	59.478%	100.000%

3C.	Revise: Underwriting
Affirmative		1,588,426.3899	42.727%	71.838%
Against		170,375.3983	4.583%	7.705%
Abstain		137,545.1418	3.700%	6.221%
Broker Non-Vote		314,788.0000	8.468%	14.236%
TOTAL		2,211,134.9300	59.478%	100.000%

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

3D. Revise: Real Estate
Affirmative	1,575,331.9900	42.375%	71.245%
Against	181,216.1181	4.875%	8.196%
Abstain	139,800.8219	3.735%	6.280%
Broker Non-Vote	314,786.0000	8.493%	14.279%
TOTAL	2,211,134.9300	59.478%	100.000%

3E. Revise: Loans
Affirmative	1,562,746.0201	42.036%	70.676%
Against	192,403.4070	5.176%	8.702%
Abstain	141,199.5029	3.773%	6.343%
Broker Non-Vote	314,786.0000	8.493%	14.279%
TOTAL	2,211,134.9300	59.478%	100.000%

3F. Revise: Senior Securities
Affirmative	1,574,033.8540	42.340%	71.187%
Against	182,906.0842	4.920%	8.272%
Abstain	139,408.9918	3.750%	6.305%
Broker Non-Vote	314,786.0000	8.468%	14.236%
TOTAL	2,211,134.9300	59.478%	100.000%

3G. Eliminate: Margin Investment
Affirmative	1,571,296.8345	42.266%	71.063%
Against	190,594.4996	5.127%	8.620%
Abstain	134,457.5959	3.617%	6.081%
Broker Non-Vote	314,786.0000	8.468%	14.236%
TOTAL	2,211,134.9300	59.478%	100.000%

3H. Eliminate: Short Selling
Affirmative	1,563,250.5115	42.050%	70.699%
Against	196,648.8366	5.290%	8.894%
Abstain	136,449.5819	3.670%	6.171%
Broker Non-Vote	314,786.0000	8.468%	14.236%
TOTAL	2,211,134.9300	59.478%	100.000%

Proposal 4: Revision to the Trust’s merger approval requirements.

PROPOSAL 4 PASSED ON APRIL 16, 2009.

4. Revision to merger approval requirements.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	98,282,351.3830	67.826%	85.076%
Against	5,533,577.4118	3.819%	4.790%
Abstain	3,498,867.1982	2.415%	3.029%
Broker Non-Vote	8,208,606.0000	5.665%	7.106%
TOTAL	115,522,942.9930	79.724%	100.000%

Special Shareholder Meeting (Unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Global Shareholder Yield Fund held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on:

Proposal 1:	Election of eleven Trustees as members of the Board of Trustees of John Hancock
Funds III (the “Trust”).

PROPOSAL 1 PASSED ON APRIL 16, 2009.

1. Election of eleven Trustees as members of the Board of Trustees of the Trust:
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
James R. Boyle
Affirmative	112,408,616.1493	77.575%	97.304%
Withhold	3,114,326.8437	2.149%	2.696%
TOTAL	115,522,942.9930	79.724%	100.000%
John G. Vrysen
Affirmative	112,480,199.9587	77.624%	97.366%
Withhold	3,042,743.0343	2.100%	2.634%
TOTAL	115,522,942.9930	79.724%	100.000%
James F. Carlin
Affirmative	112,259,975.1628	77.472%	97.175%
Withhold	3,262,967.8302	2.252%	2.825%
TOTAL	115,522,942.9930	79.724%	100.000%
William H. Cunningham
Affirmative	112,253,704.1408	77.468%	97.170%
Withhold	3,269,238.8522	2.256%	2.830%
TOTAL	115,522,942.9930	79.724%	100.000%
Deborah Jackson
Affirmative	112,395,713.3428	77.566%	97.293%
Withhold	3,127,229.6502	2.158%	2.707%
TOTAL	115,522,942.9930	79.724%	100.000%
Charles L. Ladner
Affirmative	112,091,109.2301	77.356%	97.029%
Withhold	3,431,833.7629	2.368%	2.971%
TOTAL	115,522,942.9930	79.724%	100.000%
Stanley Martin
Affirmative	112,267,136.7746	77.477%	97.182%
Withhold	3,255,806.2184	2.247%	2.818%
TOTAL	115,522,942.9930	79.724%	100.000%
Patti McGill Peterson
Affirmative	112,416,470.1337	77.580%	97.311%
Withhold	3,106,472.8593	2.144%	2.689%
TOTAL	115,522,942.9930	79.724%	100.000%

			% of Outstanding	% of Shares
		No. of Shares	Shares	Present
John A. Moore
Affirmative		112,283,693.9656	77.489%	97.196%
Withhold		3,239,249.0274	2.235%	2.804%
TOTAL		115,522,942.9930	79.724%	100.000%
Steven R. Pruchansky
Affirmative		112,266,792.4295	77.477%	97.181%
Withhold		3,256,150.5635	2.247%	2.819%
TOTAL		115,522,942.9930	79.724%	100.000%
Gregory A. Russo
Affirmative		112,438,449.5932	77.596%	97.330%
Withhold		3,084,493.3998	2.129%	2.670%
TOTAL		115,522,942.9930	79.725%	100.000%

Proposal 2: To approve amendments to the Advisory Agreement between John Hancock
Funds III and John Hancock Investment Management Services, LLC.

PROPOSAL 2 PASSED ON APRIL 16, 2009.

2.	Approval of a new form of Advisory Agreement between the Trust and John Hancock
Investment Management Services, LLC (all Funds).
			% of Outstanding	% of Shares
		No. of Shares	Shares	Present
Affirmative		13,067,015.1360	60.686%	87.916%
Against		508,796.1130	2.363%	3.423%
Abstain		512,015.7740	2.378%	3.445%
Broker Non-Vote		775,198.0000	3.600%	5.216%
TOTAL		14,863,025.0230	69.027%	100.000%

Proposal 3: To approve the following changes to fundamental investment restrictions:

PROPOSALS 3A-3H PASSED ON APRIL 16, 2009.

3.	Approval of the following changes to the Fund’s fundamental investment restrictions:
			% of Outstanding	% of Shares
		No. of Shares	Shares	Present

3A.	Revise: Concentration
Affirmative		12,925,004.0020	60.027%	86.960%
Against		518,545.2210	2.408%	3.489%
Abstain		644,276.7990	2.992%	4.335%
Broker Non-Vote		775,199.0010	3.600%	5.216%
TOTAL		14,863,025.0230	69.027%	100.000%

3B.	Revise: Diversification
Affirmative		12,923,787.8150	60.021%	86.952%
Against		515,471.3520	2.394%	3.468%
Abstain		648,569.8560	3.012%	4.364%
Broker Non-Vote		775,196.0000	3.600%	5.216%
TOTAL		14,863,025.0230	69.027%	100.000%

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

3C. Revise: Underwriting

Affirmative	13,063,680.9600	60.670%	87.893%
Against	491,938.5620	2.285%	3.310%
Abstain	532,208.5010	2.472%	3.581%
Broker Non-Vote	775,197.0000	3.600%	5.216%
TOTAL	14,863,025.0230	69.027%	100.000%

3D. Revise: Real Estate

Affirmative	12,949,706.6790	60.141%	87.126%
Against	603,981.3420	2.805%	4.064%
Abstain	534,139.0010	2.481%	3.594%
Broker Non-Vote	775,198.0010	3.600%	5.216%
TOTAL	14,863,025.0230	69.027%	100.000%

3E. Revise: Loans

Affirmative	12,982,516.8530	60.294%	87.347%
Against	560,937.5500	2.605%	3.774%
Abstain	544,371.6200	2.528%	3.663%
Broker Non-Vote	775,199.0000	3.600%	5.216%
TOTAL	14,863,025.0230	69.027%	100.000%

3F. Revise: Senior Securities

Affirmative	12,968,712.0450	60.229%	87.255%
Against	564,694.0890	2.623%	3.799%
Abstain	554,421.8880	2.575%	3.730%
Broker Non-Vote	775,197.0010	3.600%	5.216%
TOTAL	14,863,025.0230	69.027%	100.000%

3G. Eliminate: Margin Investment

Affirmative	13,008,541.1990	60.415%	87.522%
Against	519,891.8780	2.414%	3.498%
Abstain	559,393.9450	2.598%	3.764%
Broker Non-Vote	775,198.0010	3.600%	5.216%
TOTAL	14,863,025.0230	69.027%	100.000%

3H. Eliminate: Short Selling

Affirmative	13,027,513.4820	60.503%	87.650%
Against	508,245.4700	2.360%	3.420%
Abstain	552,067.0710	2.564%	3.714%
Broker Non-Vote	775,199.0000	3.600%	5.216%
TOTAL	14,863,025.0230	69.027%	100.000%

Proposal 4: Revision to merger approval requirements.

PROPOSAL 4 PASSED ON APRIL 16, 2009.

4. Revision to the Trust’s merger approval requirements.
	% of Outstanding		% of Shares
	No. of Shares	Shares	Present
Affirmative	98,282,351.3830	67.826%	85.076%
Against	5,533,577.4118	3.819%	4.790%
Abstain	3,498,867.1982	2.415%	3.029%
Broker Non-Vote	8,208,606.0000	5.665%	7.106%
TOTAL	115,523,401.9930	79.725%	100.001%

Special Shareholder Meeting (Unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock International Allocation Portfolio held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on:

Proposal 1:	Election of eleven Trustees as members of the Board of Trustees of John Hancock
Funds III (the “Trust”).

PROPOSAL 1 PASSED ON APRIL 16, 2009.

1. Election of eleven Trustees as members of the Board of Trustees of the Trust:
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
James R. Boyle
Affirmative	112,408,616.1493	77.575%	97.304%
Withhold	3,114,326.8437	2.149%	2.696%
TOTAL	115,522,942.9930	79.724%	100.000%
John G. Vrysen
Affirmative	112,480,199.9587	77.624%	97.366%
Withhold	3,042,743.0343	2.100%	2.634%
TOTAL	115,522,942.9930	79.724%	100.000%
James F. Carlin
Affirmative	112,259,975.1628	77.472%	97.175%
Withhold	3,262,967.8302	2.252%	2.825%
TOTAL	115,522,942.9930	79.724%	100.000%
William H. Cunningham
Affirmative	112,253,704.1408	77.468%	97.170%
Withhold	3,269,238.8522	2.256%	2.830%
TOTAL	115,522,942.9930	79.724%	100.000%
Deborah Jackson
Affirmative	112,395,713.3428	77.566%	97.293%
Withhold	3,127,229.6502	2.158%	2.707%
TOTAL	115,522,942.9930	79.724%	100.000%
Charles L. Ladner
Affirmative	112,091,109.2301	77.356%	97.029%
Withhold	3,431,833.7629	2.368%	2.971%
TOTAL	115,522,942.9930	79.724%	100.000%
Stanley Martin
Affirmative	112,267,136.7746	77.477%	97.182%
Withhold	3,255,806.2184	2.247%	2.818%
TOTAL	115,522,942.9930	79.724%	100.000%
Patti McGill Peterson
Affirmative	112,416,470.1337	77.580%	97.311%
Withhold	3,106,472.8593	2.144%	2.689%
TOTAL	115,522,942.9930	79.724%	100.000%

			% of Outstanding	% of Shares
		No. of Shares	Shares	Present
John A. Moore
Affirmative		112,283,693.9656	77.489%	97.196%
Withhold		3,239,249.0274	2.235%	2.804%
TOTAL		115,522,942.9930	79.724%	100.000%
Steven R. Pruchansky
Affirmative		112,266,792.4295	77.477%	97.181%
Withhold		3,256,150.5635	2.247%	2.819%
TOTAL		115,522,942.9930	79.724%	100.000%
Gregory A. Russo
Affirmative		112,438,449.5932	77.596%	97.330%
Withhold		3,084,493.3998	2.129%	2.670%
TOTAL		115,522,942.9930	79.725%	100.000%

Proposal 2: To approve amendments to the Advisory Agreement between John Hancock
Funds III and John Hancock Investment Management Services, LLC.

PROPOSAL 2 PASSED ON APRIL 16, 2009.

2.	Approval of a new form of Advisory Agreement between the Trust and John Hancock
Investment Management Services, LLC (all Funds).
			% of Outstanding	% of Shares
		No. of Shares	Shares	Present
Affirmative		2,412,775.9262	57.933%	74.834%
Against		22,339.6198	.536%	.693%
Abstain		22,110.9620	.531%	.686%
Broker Non-Vote		766,927.0000	18.414%	23.787%
TOTAL		3,224,153.5080	77.414%	100.000%

Proposal 3: To approve the following changes to fundamental investment restrictions:

PROPOSALS 3A-3H PASSED ON APRIL 16, 2009.

3.	Approval of the following changes to the Fund’s fundamental investment restrictions:
			% of Outstanding	% of Shares
		No. of Shares	Shares	Present

3A.	Revise: Concentration
Affirmative		2,413,064.9262	57.940%	74.843%
Against		22,339.6198	.536%	.693%
Abstain		21,821.9620	.524%	.677%
Broker Non-Vote		766,927.0000	18.414%	23.787%
TOTAL		3,224,153.5080	77.414%	100.000%

3B.	Revise: Diversification
Affirmative		2,414,424.7502	57.973%	74.885%
Against		22,339.6198	.536%	.693%
Abstain		20,462.1380	.491%	.635%
Broker Non-Vote		766,927.0000	18.414%	23.787%
TOTAL		3,224,153.5080	77.414%	100.000%

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

3C. Revise: Underwriting

Affirmative	2,410,823.9262	57.886%	74.774%
Against	22,339.6198	.536%	.693%
Abstain	24,061.9620	.578%	.746%
Broker Non-Vote	766,928.0000	18.414%	23.787%
TOTAL	3,224,153.5080	77.414%	100.000%

3D. Revise: Real Estate

Affirmative	2,408,147.9262	57.820%	74.691%
Against	24,724.6198	.594%	.767%
Abstain	24,350.9620	.585%	.755%
Broker Non-Vote	766,930.0000	18.415%	23.787%
TOTAL	3,224,153.5080	77.414%	100.000%

3E. Revise: Loans

Affirmative	2,408,004.2012	57.818%	74.687%
Against	25,158.3448	.604%	.780%
Abstain	24,061.9620	.578%	.746%
Broker Non-Vote	766,929.0000	18.414%	23.787%
TOTAL	3,224,153.5080	77.414%	100.000%

3F. Revise: Senior Securities

Affirmative	2,410,823.9262	57.886%	74.774%
Against	22,339.6198	.536%	.693%
Abstain	24,061.9620	.578%	.746%
Broker Non-Vote	766,928.0000	18.414%	23.787%
TOTAL	3,224,153.5080	77.414%	100.000%

3G. Eliminate: Margin Investment

Affirmative	2,406,859.9262	57.790%	74.651%
Against	24,835.6198	.596%	.770%
Abstain	25,527.9620	.613%	.792%
Broker Non-Vote	766,930.0000	18.415%	23.787%
TOTAL	3,224,153.5080	77.414%	100.000%

3H. Eliminate: Short Selling

Affirmative	2,407,780.9262	57.813%	74.679%
Against	23,915.6198	.574%	.742%
Abstain	25,527.9620	.613%	.792%
Broker Non-Vote	766,929.0000	18.414%	23.787%
TOTAL	3,224,153.5080	77.414%	100.000%

Proposal 4: Revision to merger approval requirements.

PROPOSAL 4 PASSED ON APRIL 16, 2009.

4. Revision to the Trust’s merger approval requirements.
	% of Outstanding		% of Shares
	No. of Shares	Shares	Present
Affirmative	98,282,351.3830	67.826%	85.076%
Against	5,533,577.4118	3.819%	4.790%
Abstain	3,498,867.1982	2.415%	3.029%
Broker Non-Vote	8,208,606.0000	5.665%	7.106%
TOTAL	115,523,401.9930	79.725%	100.001%

Special Shareholder Meeting (Unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock International Core Fund held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on:

Proposal 1:	Election of eleven Trustees as members of the Board of Trustees of John Hancock
Funds III (the “Trust”).

PROPOSAL 1 PASSED ON APRIL 16, 2009.

1. Election of eleven Trustees as members of the Board of Trustees of the Trust:
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
James R. Boyle
Affirmative	112,408,616.1493	77.575%	97.304%
Withhold	3,114,326.8437	2.149%	2.696%
TOTAL	115,522,942.9930	79.724%	100.000%
John G. Vrysen
Affirmative	112,480,199.9587	77.624%	97.366%
Withhold	3,042,743.0343	2.100%	2.634%
TOTAL	115,522,942.9930	79.724%	100.000%
James F. Carlin
Affirmative	112,259,975.1628	77.472%	97.175%
Withhold	3,262,967.8302	2.252%	2.825%
TOTAL	115,522,942.9930	79.724%	100.000%
William H. Cunningham
Affirmative	112,253,704.1408	77.468%	97.170%
Withhold	3,269,238.8522	2.256%	2.830%
TOTAL	115,522,942.9930	79.724%	100.000%
Deborah Jackson
Affirmative	112,395,713.3428	77.566%	97.293%
Withhold	3,127,229.6502	2.158%	2.707%
TOTAL	115,522,942.9930	79.724%	100.000%
Charles L. Ladner
Affirmative	112,091,109.2301	77.356%	97.029%
Withhold	3,431,833.7629	2.368%	2.971%
TOTAL	115,522,942.9930	79.724%	100.000%
Stanley Martin
Affirmative	112,267,136.7746	77.477%	97.182%
Withhold	3,255,806.2184	2.247%	2.818%
TOTAL	115,522,942.9930	79.724%	100.000%
Patti McGill Peterson
Affirmative	112,416,470.1337	77.580%	97.311%
Withhold	3,106,472.8593	2.144%	2.689%
TOTAL	115,522,942.9930	79.724%	100.000%
John A. Moore
Affirmative	112,283,693.9656	77.489%	97.196%
Withhold	3,239,249.0274	2.235%	2.804%
TOTAL	115,522,942.9930	79.724%	100.000%

			% of Outstanding	% of Shares
		No. of Shares	Shares	Present
Steven R. Pruchansky
Affirmative		112,266,792.4295	77.477%	97.181%
Withhold		3,256,150.5635	2.247%	2.819%
TOTAL		115,522,942.9930	79.724%	100.000%
Gregory A. Russo
Affirmative		112,438,449.5932	77.596%	97.330%
Withhold		3,084,493.3998	2.129%	2.670%
TOTAL		115,522,942.9930	79.725%	100.000%

Proposal 2: To approve amendments to the Advisory Agreement between John Hancock
Funds III and John Hancock Investment Management Services, LLC.

PROPOSAL 2 PASSED ON APRIL 16, 2009.

2.	Approval of a new form of Advisory Agreement between the Trust and John Hancock
Investment Management Services, LLC (all Funds).
			% of Outstanding	% of Shares
		No. of Shares	Shares	Present
Affirmative		33,827,090.7284	90.795%	94.756%
Against		812,699.4947	2.181%	2.277%
Abstain		626,785.4679	1.682%	1.756%
Broker Non-Vote		432,218.0000	1.160%	1.211%
TOTAL		35,698,793.6910	95.818%	100.000%

Proposal 3: To approve the following changes to fundamental investment restrictions:

PROPOSALS 3A-3H PASSED ON APRIL 16, 2009.

3.	Approval of the following changes to the Fund’s fundamental investment restrictions:
			% of Outstanding	% of Shares
		No. of Shares	Shares	Present

3A.	Revise: Concentration
Affirmative		33,478,221.1374	89.858%	93.780%
Against		809,439.7999	2.173%	2.267%
Abstain		978,914.7537	2.627%	2.742%
Broker Non-Vote		432,218.0000	1.160%	1.211%
TOTAL		35,698,793.6910	95.818%	100.000%

3B.	Revise: Diversification
Affirmative		33,825,368.8818	90.790%	94.752%
Against		484,081.5675	1.299%	1.356%
Abstain		957,124.2417	2.569%	2.681%
Broker Non-Vote		432,219.0000	1.160%	1.211%
TOTAL		35,698,793.6910	95.818%	100.000%

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

3C. Revise: Underwriting

Affirmative	33,727,080.4983	90.526%	94.477%
Against	538,834.5129	1.446%	1.509%
Abstain	1,000,660.6798	2.686%	2.803%
Broker Non-Vote	432,218.0000	1.160%	1.211%
TOTAL	35,698,793.6910	95.818%	100.000%

3D. Revise: Real Estate

Affirmative	33,493,596.4837	89.900%	93.822%
Against	831,313.6681	2.231%	2.329%
Abstain	941,665.5392	2.527%	2.638%
Broker Non-Vote	432,218.0000	1.160%	1.211%
TOTAL	35,698,793.6910	95.818%	100.000%

3E. Revise: Loans

Affirmative	33,546,340.2944	90.041%	93.971%
Against	768,771.6462	2.063%	2.153%
Abstain	951,463.7504	2.554%	2.665%
Broker Non-Vote	432,218.0000	1.160%	1.211%
TOTAL	35,698,793.6910	95.818%	100.000%

3F. Revise: Senior Securities

Affirmative	33,592,910.1312	90.166%	94.101%
Against	681,469.4125	1.829%	1.909%
Abstain	992,195.1473	2.663%	2.779%
Broker Non-Vote	432,219.0000	1.160%	1.211%
TOTAL	35,698,793.6910	95.818%	100.000%

3G. Eliminate: Margin Investment

Affirmative	33,649,250.0598	90.317%	94.258%
Against	672,491.0270	1.805%	1.884%
Abstain	944,837.6042	2.536%	2.647%
Broker Non-Vote	432,215.0000	1.160%	1.211%
TOTAL	35,698,793.6910	95.818%	100.000%

3H. Eliminate: Short Selling

Affirmative	33,610,116.3591	90.212%	94.149%
Against	734,285.4017	1.971%	2.057%
Abstain	922,175.9302	2.475%	2.583%
Broker Non-Vote	432,216.0000	1.160%	1.211%
TOTAL	35,698,793.6910	95.818%	100.000%

Proposal 4: Revision to merger approval requirements.

PROPOSAL 4 PASSED ON APRIL 16, 2009.

4. Revision to the Trust’s merger approval requirements.
	% of Outstanding		% of Shares
	No. of Shares	Shares	Present
Affirmative	98,282,351.3830	67.826%	85.075%
Against	5,533,577.4118	3.819%	4.790%
Abstain	3,498,867.1982	2.415%	3.029%
Broker Non-Vote	8,208,606.0000	5.665%	7.106%
TOTAL	115,523,401.9930	79.725%	100.000%

Special Shareholder Meeting (Unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock International Growth Fund held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on:

Proposal 1:	Election of eleven Trustees as members of the Board of Trustees of John Hancock Funds III (the “Trust”).

PROPOSAL 1 PASSED ON APRIL 16, 2009.

1. Election of eleven Trustees as members of the Board of Trustees of the Trust:
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
James R. Boyle
Affirmative	112,408,616.1493	77.575%	97.304%
Withhold	3,114,326.8437	2.149%	2.696%
TOTAL	115,522,942.9930	79.724%	100.000%
John G. Vrysen
Affirmative	112,480,199.9587	77.624%	97.366%
Withhold	3,042,743.0343	2.100%	2.634%
TOTAL	115,522,942.9930	79.724%	100.000%
James F. Carlin
Affirmative	112,259,975.1628	77.472%	97.175%
Withhold	3,262,967.8302	2.252%	2.825%
TOTAL	115,522,942.9930	79.724%	100.000%
William H. Cunningham
Affirmative	112,253,704.1408	77.468%	97.170%
Withhold	3,269,238.8522	2.256%	2.830%
TOTAL	115,522,942.9930	79.724%	100.000%
Deborah Jackson
Affirmative	112,395,713.3428	77.566%	97.293%
Withhold	3,127,229.6502	2.158%	2.707%
TOTAL	115,522,942.9930	79.724%	100.000%
Charles L. Ladner
Affirmative	112,091,109.2301	77.356%	97.029%
Withhold	3,431,833.7629	2.368%	2.971%
TOTAL	115,522,942.9930	79.724%	100.000%
Stanley Martin
Affirmative	112,267,136.7746	77.477%	97.182%
Withhold	3,255,806.2184	2.247%	2.818%
TOTAL	115,522,942.9930	79.724%	100.000%
Patti McGill Peterson
Affirmative	112,416,470.1337	77.580%	97.311%
Withhold	3,106,472.8593	2.144%	2.689%
TOTAL	115,522,942.9930	79.724%	100.000%

			% of Outstanding	% of Shares
		No. of Shares	Shares	Present
John A. Moore
Affirmative		112,283,693.9656	77.489%	97.196%
Withhold		3,239,249.0274	2.235%	2.804%
TOTAL		115,522,942.9930	79.724%	100.000%
Steven R. Pruchansky
Affirmative		112,266,792.4295	77.477%	97.181%
Withhold		3,256,150.5635	2.247%	2.819%
TOTAL		115,522,942.9930	79.724%	100.000%
Gregory A. Russo
Affirmative		112,438,449.5932	77.596%	97.330%
Withhold		3,084,493.3998	2.129%	2.670%
TOTAL		115,522,942.9930	79.725%	100.000%

Proposal 2: To approve amendments to the Advisory Agreement between John Hancock
Funds III and John Hancock Investment Management Services, LLC.

PROPOSAL 2 PASSED ON APRIL 16, 2009.

2.	Approval of a new form of Advisory Agreement between the Trust and John Hancock
Investment Management Services, LLC (all Funds).
			% of Outstanding	% of Shares
		No. of Shares	Shares	Present
Affirmative		2,993,258.2680	91.118%	98.675%
Against		3,737.4530	.114%	.123%
Abstain		6,603.9150	.201%	.218%
Broker Non-Vote		29,858.0000	.909%	.984%
TOTAL		3,033,457.6360	92.342%	100.000%

Proposal 3: To approve the following changes to fundamental investment restrictions:

PROPOSALS 3A-3H PASSED ON APRIL 16, 2009.

3.	Approval of the following changes to fundamental investment restrictions:
			% of Outstanding	% of Shares
		No. of Shares	Shares	Present

3A.	Revise: Concentration
Affirmative		2,993,735.6126	91.133%	98.691%
Against		2,671.6604	.081%	.088%
Abstain		7,192.3620	.219%	.237%
Broker Non-Vote		29,858.0010	.909%	.984%
TOTAL		3,033,457.6360	92.342%	100.000%

3B.	Revise: Diversification
Affirmative		2,993,951.5166	91.139%	98.698%
Against		2,455.7574	.075%	.081%
Abstain		7,192.3620	.219%	.237%
Broker Non-Vote		29,858.0000	.909%	.984%
TOTAL		3,033,457.6360	92.342%	100.000%

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

3C. Revise: Underwriting

Affirmative	2,994,536.0290	91.157%	98.717%
Against	1,871.2440	.057%	.062%
Abstain	7,192.3620	.219%	.237%
Broker Non-Vote	29,858.0010	.909%	.984%
TOTAL	3,033,457.6360	92.342%	100.000%

3D. Revise: Real Estate

Affirmative	2,994,980.1130	91.171%	98.732%
Against	1,427.1610	.043%	.047%
Abstain	7,192.3620	.219%	.237%
Broker Non-Vote	29,858.0000	.909%	.984%
TOTAL	3,033,457.6360	92.342%	100.000%

3E. Revise: Loans
Affirmative	2,994,231.0810	91.148%	98.707%
Against	2,176.1930	.066%	.072%
Abstain	7,192.3620	.219%	.237%
Broker Non-Vote	29,858.0000	.909%	.984%
TOTAL	3,033,457.6360	92.342%	100.000%

3F. Revise: Senior Securities

Affirmative	2,994,231.0810	91.148%	98.707%
Against	2,080.9710	.063%	.069%
Abstain	7,287.5840	.222%	.240%
Broker Non-Vote	29,858.0000	.909%	.984%
TOTAL	3,033,457.6360	92.342%	100.000%

3G. Eliminate: Margin Investment

Affirmative	2,995,134.9490	91.175%	98.737%
Against	1,272.3250	.039%	.042%
Abstain	7,192.3620	.219%	.237%
Broker Non-Vote	29,858.0000	.909%	.984%
TOTAL	3,033,457.6360	92.342%	100.000%

3H. Eliminate: Short Selling

Affirmative	2,995,483.8100	91.186%	98.749%
Against	923.4630	.028%	.030%
Abstain	7,192.3620	.219%	.237%
Broker Non-Vote	29,858.0010	.909%	.984%
TOTAL	3,033,457.6360	92.342%	100.000%

Proposal 4: Revision to merger approval requirements.

PROPOSAL 4 PASSED ON APRIL 16, 2009.

4. Revision to the Trust’s merger approval requirements.
	% of Outstanding		% of Shares
	No. of Shares	Shares	Present
Affirmative	98,282,351.3830	67.826%	85.075%
Against	5,533,577.4118	3.819%	4.790%
Abstain	3,498,867.1982	2.415%	3.029%
Broker Non-Vote	8,208,606.0000	5.665%	7.106%
TOTAL	115,523,401.9930	79.725%	100.000%

Special Shareholder Meeting (Unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock U.S. Core Fund held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on:

Proposal 1:	Election of eleven Trustees as members of the Board of Trustees of John Hancock
Funds III (the “Trust”).

PROPOSAL 1 PASSED ON APRIL 16, 2009.

1. Election of eleven Trustees as members of the Board of Trustees of the Trust:
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
James R. Boyle
Affirmative	112,408,616.1493	77.575%	97.304%
Withhold	3,114,326.8437	2.149%	2.696%
TOTAL	115,522,942.9930	79.724%	100.000%
John G. Vrysen
Affirmative	112,480,199.9587	77.624%	97.366%
Withhold	3,042,743.0343	2.100%	2.634%
TOTAL	115,522,942.9930	79.724%	100.000%
James F. Carlin
Affirmative	112,259,975.1628	77.472%	97.175%
Withhold	3,262,967.8302	2.252%	2.825%
TOTAL	115,522,942.9930	79.724%	100.000%
William H. Cunningham
Affirmative	112,253,704.1408	77.468%	97.170%
Withhold	3,269,238.8522	2.256%	2.830%
TOTAL	115,522,942.9930	79.724%	100.000%
Deborah Jackson
Affirmative	112,395,713.3428	77.566%	97.293%
Withhold	3,127,229.6502	2.158%	2.707%
TOTAL	115,522,942.9930	79.724%	100.000%
Charles L. Ladner
Affirmative	112,091,109.2301	77.356%	97.029%
Withhold	3,431,833.7629	2.368%	2.971%
TOTAL	115,522,942.9930	79.724%	100.000%
Stanley Martin
Affirmative	112,267,136.7746	77.477%	97.182%
Withhold	3,255,806.2184	2.247%	2.818%
TOTAL	115,522,942.9930	79.724%	100.000%
Patti McGill Peterson
Affirmative	112,416,470.1337	77.580%	97.311%
Withhold	3,106,472.8593	2.144%	2.689%
TOTAL	115,522,942.9930	79.724%	100.000%

			% of Outstanding	% of Shares
		No. of Shares	Shares	Present
John A. Moore
Affirmative		112,283,693.9656	77.489%	97.196%
Withhold		3,239,249.0274	2.235%	2.804%
TOTAL		115,522,942.9930	79.724%	100.000%
Steven R. Pruchansky
Affirmative		112,266,792.4295	77.477%	97.181%
Withhold		3,256,150.5635	2.247%	2.819%
TOTAL		115,522,942.9930	79.724%	100.000%
Gregory A. Russo
Affirmative		112,438,449.5932	77.596%	97.330%
Withhold		3,084,493.3998	2.129%	2.670%
TOTAL		115,522,942.9930	79.724%	100.000%

Proposal 2: To approve amendments to the Advisory Agreement between John Hancock
Funds III and John Hancock Investment Management Services, LLC.

PROPOSAL 2 PASSED ON APRIL 16, 2009.

2.	Approval of a new form of Advisory Agreement between the Trust and John Hancock
Investment Management Services, LLC (all Funds).
			% of Outstanding	% of Shares
		No. of Shares	Shares	Present
Affirmative		898,007.6870	86.283%	95.337%
Against		5,127.1830	.493%	.544%
Abstain		2,886.0000	.277%	.306%
Broker Non-Vote		35,918.0000	3.451%	3.813%
TOTAL		941,938.8700	90.504%	100.000%

Proposal 3: To approve the following changes to fundamental investment restrictions:

PROPOSALS 3A-3H PASSED ON APRIL 16, 2009.

3.	Approval of the following changes to the Fund’s fundamental investment restrictions:
			% of Outstanding	% of Shares
		No. of Shares	Shares	Present

3A.	Revise: Concentration
Affirmative		898,411.4630	86.321%	95.379%
Against		2,920.4070	.281%	.310%
Abstain		4,689.0000	.451%	.498%
Broker Non-Vote		35,918.0000	3.451%	3.813%
TOTAL		941,938.8700	90.504%	100.000%

3B.	Revise: Diversification
Affirmative		899,085.4630	86.386%	95.451%
Against		2,246.4070	.216%	.238%
Abstain		4,689.0000	.451%	.498%
Broker Non-Vote		35,918.0000	3.451%	3.813%
TOTAL		941,938.8700	90.504%	100.000%

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

3C. Revise: Underwriting

Affirmative	897,501.8700	86.234%	95.282%
Against	3,830.0000	.368%	.407%
Abstain	4,689.0000	.451%	.498%
Broker Non-Vote	35,918.0000	3.451%	3.813%
TOTAL	941,938.8700	90.504%	100.000%

3D. Revise: Real Estate

Affirmative	898,175.8700	86.299%	95.354%
Against	3,156.0000	.303%	.335%
Abstain	4,689.0000	.451%	.498%
Broker Non-Vote	35,918.0000	3.451%	3.813%
TOTAL	941,938.8700	90.504%	100.000%

3E. Revise: Loans

Affirmative	896,800.4630	86.167%	95.208%
Against	4,531.4070	.435%	.481%
Abstain	4,689.0000	.451%	.498%
Broker Non-Vote	35,918.0000	3.451%	3.813%
TOTAL	941,938.8700	90.504%	100.000%

3F. Revise: Senior Securities

Affirmative	898,175.8700	86.300%	95.355%
Against	4,959.0000	.476%	.526%
Abstain	2,886.0000	.277%	.306%
Broker Non-Vote	35,918.0000	3.451%	3.813%
TOTAL	941,938.8700	90.504%	100.000%

3G. Eliminate: Margin Investment

Affirmative	900,888.4630	86.560%	95.643%
Against	2,246.4070	.216%	.238%
Abstain	2,886.0000	.277%	.306%
Broker Non-Vote	35,918.0000	3.451%	3.813%
TOTAL	941,938.8700	90.504%	100.000%

3H. Eliminate: Short Selling

Affirmative	900,888.4630	86.560%	95.643%
Against	871.0000	.084%	.092%
Abstain	4,261.4070	.409%	.452%
Broker Non-Vote	35,918.0000	3.451%	3.813%
TOTAL	941,938.8700	90.504%	100.000%

Proposal 4: Revision to merger approval requirements.

PROPOSAL 4 PASSED ON APRIL 16, 2009.

4. Revision to the Trust’s merger approval requirements.
	% of Outstanding		% of Shares
	No. of Shares	Shares	Present
Affirmative	98,282,351.3830	67.826%	85.076%
Against	5,533,577.4118	3.819%	4.790%
Abstain	3,498,867.1982	2.415%	3.029%
Broker Non-Vote	8,208,606.0000	5.665%	7.106%
TOTAL	115,522,942.9930	79.724%	100.000%

Special Shareholder Meeting (Unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Value Opportunities Fund held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on:

Proposal 1:	Election of eleven Trustees as members of the Board of Trustees of John Hancock
Funds III (the “Trust”).

PROPOSAL 1 PASSED ON APRIL 16, 2009.

1. Election of eleven Trustees as members of the Board of Trustees of the Trust:
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
James R. Boyle
Affirmative	112,408,616.1493	77.575%	97.304%
Withhold	3,114,326.8437	2.149%	2.696%
TOTAL	115,522,942.9930	79.724%	100.000%
John G. Vrysen
Affirmative	112,480,199.9587	77.624%	97.366%
Withhold	3,042,743.0343	2.100%	2.634%
TOTAL	115,522,942.9930	79.724%	100.000%
James F. Carlin
Affirmative	112,259,975.1628	77.472%	97.175%
Withhold	3,262,967.8302	2.252%	2.825%
TOTAL	115,522,942.9930	79.724%	100.000%
William H. Cunningham
Affirmative	112,253,704.1408	77.468%	97.170%
Withhold	3,269,238.8522	2.256%	2.830%
TOTAL	115,522,942.9930	79.724%	100.000%
Deborah Jackson
Affirmative	112,395,713.3428	77.566%	97.293%
Withhold	3,127,229.6502	2.158%	2.707%
TOTAL	115,522,942.9930	79.724%	100.000%
Charles L. Ladner
Affirmative	112,091,109.2301	77.356%	97.029%
Withhold	3,431,833.7629	2.368%	2.971%
TOTAL	115,522,942.9930	79.724%	100.000%
Stanley Martin
Affirmative	112,267,136.7746	77.477%	97.182%
Withhold	3,255,806.2184	2.247%	2.818%
TOTAL	115,522,942.9930	79.724%	100.000%
Patti McGill Peterson
Affirmative	112,416,470.1337	77.580%	97.311%
Withhold	3,106,472.8593	2.144%	2.689%
TOTAL	115,522,942.9930	79.724%	100.000%

			% of Outstanding	% of Shares
		No. of Shares	Shares	Present
John A. Moore
Affirmative		112,283,693.9656	77.489%	97.196%
Withhold		3,239,249.0274	2.235%	2.804%
TOTAL		115,522,942.9930	79.724%	100.000%
Steven R. Pruchansky
Affirmative		112,266,792.4295	77.477%	97.181%
Withhold		3,256,150.5635	2.247%	2.819%
TOTAL		115,522,942.9930	79.724%	100.000%
Gregory A. Russo
Affirmative		112,438,449.5932	77.596%	97.330%
Withhold		3,084,493.3998	2.129%	2.670%
TOTAL		115,522,942.9930	79.724%	100.000%

Proposal 2: To approve amendments to the Advisory Agreement between John Hancock
Funds III and John Hancock Investment Management Services, LLC.

PROPOSAL 2 PASSED ON APRIL 16, 2009.

2.	Approval of a new form of Advisory Agreement between the Trust and John Hancock
Investment Management Services, LLC (all Funds).
			% of Outstanding	% of Shares
		No. of Shares	Shares	Present
Affirmative		869,962.0870	83.218%	95.404%
Against		989.0000	.095%	.108%
Abstain		1,793.0000	.172%	.197%
Broker Non-Vote		39,129.0000	3.743%	4.291%
TOTAL		911,873.0870	87.228%	100.000%

Proposal 3: To approve the following changes to fundamental investment restrictions:

PROPOSALS 3A-3H PASSED ON APRIL 16, 2009.

3.	Approval of the following changes to the Fund’s fundamental investment restrictions:
			% of Outstanding	% of Shares
		No. of Shares	Shares	Present

3A.	Revise: Concentration
Affirmative		869,548.0620	83.180%	95.358%
Against		684.0000	.065%	.075%
Abstain		2,513.0250	.240%	.276%
Broker Non-Vote		39,128.0000	3.743%	4.291%
TOTAL		911,873.0870	87.228%	100.000%

3B.	Revise: Diversification
Affirmative		869,242.0620	83.150%	95.325%
Against		989.0000	.095%	.108%
Abstain		2,513.0250	.240%	.276%
Broker Non-Vote		39,129.0000	3.743%	4.291%
TOTAL		911,873.0870	87.228%	100.000%

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

3C. Revise: Underwriting

Affirmative	869,460.0620	83.171%	95.348%
Against	771.0000	.074%	.085%
Abstain	2,513.0250	.240%	.276%
Broker Non-Vote	39,129.0000	3.743%	4.291%
TOTAL	911,873.0870	87.228%	100.000%

3D. Revise: Real Estate

Affirmative	869,128.0620	83.139%	95.312%
Against	771.0000	.074%	.085%
Abstain	2,845.0250	.272%	.312%
Broker Non-Vote	39,129.0000	3.743%	4.291%
TOTAL	911,873.0870	87.228%	100.000%

3E. Revise: Loans

Affirmative	869,460.0620	83.171%	95.348%
Against	771.0000	.074%	.085%
Abstain	2,513.0250	.240%	.276%
Broker Non-Vote	39,129.0000	3.743%	4.291%
TOTAL	911,873.0870	87.228%	100.000%

3F. Revise: Senior Securities

Affirmative	869,242.0620	83.150%	95.325%
Against	989.0000	.095%	.108%
Abstain	2,513.0250	.240%	.276%
Broker Non-Vote	39,129.0000	3.743%	4.291%
TOTAL	911,873.0870	87.228%	100.000%

3G. Eliminate: Margin Investment

Affirmative	869,216.0620	83.148%	95.322%
Against	684.0000	.065%	.075%
Abstain	2,845.0250	.272%	.312%
Broker Non-Vote	39,128.0000	3.743%	4.291%
TOTAL	911,873.0870	87.228%	100.000%

3H. Eliminate: Short Selling

Affirmative	869,216.0620	83.148%	95.322%
Against	684.0000	.065%	.075%
Abstain	2,845.0250	.272%	.312%
Broker Non-Vote	39,128.0000	3.743%	4.291%
TOTAL	911,873.0870	87.228%	100.000%

Proposal 4: Revision to merger approval requirements.

PROPOSAL 4 PASSED ON APRIL 16, 2009.

4. Revision to the Trust’s merger approval requirements.
	% of Outstanding		% of Shares
	No. of Shares	Shares	Present
Affirmative	98,282,351.3830	67.826%	85.076%
Against	5,533,577.4118	3.819%	4.790%
Abstain	3,498,867.1982	2.415%	3.029%
Broker Non-Vote	8,208,606.0000	5.665%	7.106%
TOTAL	115,522,942.9930	79.724%	100.000%